UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2025, the board of directors (the “Board”) of Castle Biosciences, Inc. (the “Company”) adopted amended and restated bylaws of the Company (as amended and restated, the “A&R Bylaws”), effective as of such adoption date.

The following is a summary of the material changes made to the Company’s amended and restated bylaws in effect prior to the adoption of the A&R Bylaws by the A&R Bylaws and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Bylaw §	Bylaw Change
1	Cause the Bylaws to identify the registered office and agent by referencing the Company’s certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”).
5(a)	Revise who has authority to postpone, reschedule or cancel a meeting of stockholders.
Require that stockholders who wish to nominate directors for election to the Board must be stockholders of record at the time of the annual meeting in addition to at the time they give notice of their proposed nomination.
Clarify how a stockholder may make nominations for the Board and submit other business to come before an annual meeting of stockholders.
5(b)(i)	Clarify the background information that must be provided regarding proponents of nominees to the Board and about the nominees themselves.
Limit the maximum number of nominees to the Board that a stockholder may submit to be equal to the number of directors to be elected at the applicable meeting.
Prohibit the nomination of substitute or alternate nominees to the Board without timely notice in accordance with the A&R Bylaws.
5(b)(ii)	Require advance disclosure of resolutions or amendments to the A&R Bylaws that are the subject of a proposal to be brought before an annual meeting of stockholders.
5(b)(iii)	Increase the period of time that an annual meeting date can be moved with respect to the anniversary of the previous year’s meeting date before an alternative window is applied for purpose of determining timely notice of stockholder proposals. As amended, the alternative window applies if the annual meeting date is advanced by more than 30 days prior to or delayed by more than 70 days (previously 30 days) after the anniversary of the preceding year’s annual meeting.
5(b)(iv)	Require additional information regarding proponents of stockholder proposals and director nominees and require such proponents to make certain representations and certifications related to the proposals or nominees, the proponents intended proxy solicitations, the cost of solicitation and the proponent’s compliance with applicable laws.
5(c)	Clarify the procedures for a proponent of stockholder proposals and director nominees to update the representations and certifications described in Section 5(b)(iv) above.
5(d)	Clarify the procedures to be followed in the event the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement about such increase.
5(e)	Clarify the provisions that require each proposed nominee to the Board to complete a written questionnaire and make certain representations and certifications about their candidacy, voting commitments, compensation for service and compliance with the Company’s corporate governance and other policies.
5(f)	Provide explicit procedures regarding the validity or invalidity of proposals to nominate persons to the Board and the effects of failure by a proponent to follow such procedures.
Require the stockholder (or its qualified representative) proposing a nominee to the Board or any other stockholder business to be present at the meeting of stockholders in order to nominate or present the business.
Incorporate the universal proxy rules in Rule 14a-19 under the Securities Exchange Act of 1934, as amended.

Bylaw §	Bylaw Change
6(a)-(b)	Add clarity regarding who can postpone, reschedule or cancel special meetings of stockholders, and clarify how the Board can call a special meeting of stockholders, including its determination of the time and place of a special meeting.
6(c)-(e)	Conform the advance notice procedures for stockholder proposals at a special meeting to the advance notice procedures for stockholder proposals at an annual meeting (as set forth in Section 5, discussed above).
7	Revise the provisions governing notice of meetings to conform to the current provisions in Section 222 of the General Corporation Law of the State of Delaware (“DGCL”).
8
Change the threshold for a quorum for stockholder meetings from:
•the holders of a majority of the outstanding shares entitled to vote; to
•the holders of a majority of voting power of the outstanding shares entitled to vote.

Change the default threshold for approval of proposals at stockholder meetings from:
•a majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter; to
•a majority of votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).

9
Change the threshold required to adjourn a stockholder meeting from:
•approval by the chairman of the meeting or by the vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting; to
•approval by the chairperson of the meeting or by the stockholders by the affirmative vote of a majority of the votes cast, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Obviate the need for the Company to provide a new notice for an adjourned meeting if the means of remote communication are announced at the meeting at which adjournment takes place or is displayed on the website used for purposes of remote stockholder participation at the adjourned meeting.
10	Require the stockholder soliciting proxies use a proxy card color other than the “white proxy” that is reserved for the Company.
12	Modify the required preparation procedures, content and availability of the list of stockholders entitled to vote at a meeting in connection with the current provisions of the DGCL.
17	Omit the description of the Board classes and director terms from the Bylaws and refer to the Certificate of Incorporation.
20	Cause the Bylaws to refer to the Certificate of Incorporation for determining the procedures related to removal of a director.
22(a)	Provide the Board additional flexibility in determining when to hold an adjourned special meeting.
23
Change the effective date of consents of the Board or committees from:
•the date such consents are filed with the minutes of proceedings of the Board or committee; to
•the date such consents are completed.

25(d)
Change the number of directors required for quorum of a committee of the Board from:
•a majority of the authorized number of members of any such committee; to
•a majority of the members of the committee then serving unless the committee consists of one or two members, in which event one member shall constitute quorum of such committee.

33	Modify the threshold required for the Board to remove an officer to make it consistent with the general threshold for Board actions described in Section 22(b).
39(a)	Add procedures for the Board to fix the record date for determining the stockholders entitled to notice of any meeting of stockholders and, separately, the record date for determining the stockholders entitled to vote at such meeting.

Bylaw §	Bylaw Change
40(b)	Clarify the Board’s authority over the issuance, transfer and registration of shares of the Company, including the authority to choose the transfer agent and registrar and to issue shares in uncertificated form.
45(a)-(b)	Expand the Company’s mandatory obligation to indemnify its directors and officers, and its discretionary authority to indemnify employees and other agents, to the maximum extent allowed by applicable law.
Clarify the circumstances in which the Company is obligated to indemnify its directors and officers for certain claims brought against the Company and initiated by such a director or officer.
Limit the Company’s obligation to advance expenses to its directors and officers for certain claims brought against the Company and initiated by such a director or officer unless such claims were authorized by the Board or were initiated to enforce rights to indemnification or advancement of expenses as provided for in Section 45(d) of the A&R Bylaws.
45(c)	Subject to the limitations in Section 45(a), expand the Company’s mandatory obligation to advance expenses to directors and officers of the Company to the maximum extent allowed by applicable law, and clarify the procedure by which a director or officer is determined to be entitled to such advancement of expenses.
46(a)-(b)	Clarify how notice may be delivered to stockholders and directors.
46(g)	Identify the procedures for waiver of notice for any meeting, whether the meeting is regular or special or for stockholders, the Board or a committee of the Board in one place.
47	Omit the specific threshold required for the Board to amend the A&R Bylaws so that the general threshold for Board actions described in Section 22(b) governs.
49	Remove the forum selection provisions from the A&R Bylaws in favor of the identical provisions that already exist in the Certificate of Incorporation.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Castle Biosciences, Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: August 8, 2025